Exhibit H(13)

Form of

EXPENSE LIMITATION AGREEMENT

This EXPENSE LIMITATION AGREEMENT (the “Agreement”) is between MML Investment Advisers, LLC, a Delaware limited liability company (the “Manager”), and MassMutual Select Funds, a Massachusetts business trust (the “Trust”), effective as of the 1st day of April, 2015.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended;

WHEREAS, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MM MSCI EAFE® International Index Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, MassMutual RetireSMARTSM Growth Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020, Fund MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund, MassMutual RetireSMARTSM 2050 Fund, and MassMutual RetireSMARTSM 2055 Fund (the “Funds”) are each a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the SEC as such under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has appointed the Manager as its investment manager for the Funds and the Manager has agreed to act in such capacity upon the terms set forth in the relevant Investment Management Agreements;

NOW THEREFORE, the Trust and the Manager hereby agree as follows:

1.	Expense Limitation

The Manager agrees to cap the fees and expenses of each Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund fees and expenses, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through March 31, 2016 at the following amounts. This agreement can only be terminated by mutual consent of the Board of Trustees of the Trust on behalf of the Funds and the Manager.

MassMutual Select Strategic Bond Fund

Expense Cap
Class I shares	0.48%
Class R5 shares	0.58%
Service Class shares	0.68%
Administrative Class shares	0.78%
Class A shares	1.03%
Class R4 shares	0.93%
Class R3 shares	1.18%

MassMutual Select BlackRock Global Allocation Fund

Expense Cap
Class I shares	0.79%
Class R5 shares	0.89%
Service Class shares	0.99%
Administrative Class shares	1.09%
Class A shares	1.34%
Class R4 shares	1.24%
Class R3 shares	1.49%

MassMutual Select Large Cap Value Fund

Expense Cap
Class I shares	0.63%
Class R5 shares	0.73%
Service Class shares	0.83%
Administrative Class shares	0.93%
Class A shares	1.18%
Class R4 shares	1.08%
Class R3 shares	1.33%

MassMutual Select Fundamental Growth Fund

Expense Cap
Class I shares	0.70%
Class R5 shares	0.80%
Service Class shares	0.90%
Administrative Class shares	1.00%
Class A shares	1.25%
Class R4 shares	1.15%
Class R3 shares	1.40%

MassMutual Select Mid-Cap Value Fund

Expense Cap
Class I shares	0.80%
Class R5 shares	0.90%
Service Class shares	1.00%
Administrative Class shares	1.10%
Class A shares	1.35%
Class R4 shares	1.25%
Class R3 shares	1.50%

MassMutual Select Small Cap Value Equity Fund

Expense Cap
Class I shares	0.80%
Class R5 shares	0.90%
Service Class shares	1.00%
Administrative Class shares	1.10%
Class A shares	1.35%
Class R4 shares	1.25%
Class R3 shares	1.50%

MM S&P Mid Cap Index Fund

Expense Cap
Class I shares	0.20%
Class R5 shares	0.30%
Service Class shares	0.45%
Administrative Class shares	0.55%
Class A shares	0.80%
Class R4 shares	0.70%
Class R3 shares	0.95%

MM Russell 2000 Small Cap Index Fund

Expense Cap
Class I shares	0.20%
Class R5 shares	0.30%
Service Class shares	0.45%
Administrative Class shares	0.55%
Class A shares	0.80%
Class R4 shares	0.70%
Class R3 shares	0.95%

MassMutual Select Small Company Growth Fund

Expense Cap
Class I shares	0.90%
Class R5 shares	1.00%
Service Class shares	1.10%
Administrative Class shares	1.20%
Class A shares	1.45%
Class R4 shares	1.35%
Class R3 shares	1.60%

MassMutual Select Diversified International Fund

Expense Cap
Class I shares	0.90%
Class R5 shares	1.00%
Service Class shares	1.10%
Administrative Class shares	1.20%
Class A shares	1.45%
Class R4 shares	1.35%
Class R3 shares	1.60%

MM MSCI EAFE International Index Fund

Expense Cap
Class I shares	0.25%
Class R5 shares	0.35%
Service Class shares	0.50%
Administrative Class shares	0.60%
Class A shares	0.85%
Class R4 shares	0.75%
Class R3 shares	1.00%

MassMutual RetireSMART Conservative Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART Moderate Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART Moderate Growth Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART Growth Fund

Expense Cap
Class I shares	0.07%
Class R5 shares	0.17%
Service Class shares	0.27%
Administrative Class shares	0.37%
Class A shares	0.62%
Class R4 shares	0.52%
Class R3 shares	0.77%

MassMutual RetireSMART In Retirement Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual RetireSMART 2010 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART 2015 Fund

Expense Cap
Class I shares	0.06%
Class R5 shares	0.16%
Service Class shares	0.26%
Administrative Class shares	0.36%
Class A shares	0.61%
Class R4 shares	0.51%
Class R3 shares	0.76%

MassMutual RetireSMART 2020 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART 2025 Fund

Expense Cap
Class I shares	0.01%
Class R5 shares	0.11%
Service Class shares	0.21%
Administrative Class shares	0.31%
Class A shares	0.56%
Class R4 shares	0.46%
Class R3 shares	0.71%

MassMutual RetireSMART 2030 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART 2035 Fund

Expense Cap
Class I shares	0.05%
Class R5 shares	0.15%
Service Class shares	0.25%
Administrative Class shares	0.35%
Class A shares	0.60%
Class R4 shares	0.50%
Class R3 shares	0.75%

MassMutual RetireSMART 2040 Fund

Expense Cap
Class I shares	0.04%
Class R5 shares	0.14%
Service Class shares	0.24%
Administrative Class shares	0.34%
Class A shares	0.59%
Class R4 shares	0.49%
Class R3 shares	0.74%

MassMutual RetireSMART 2045 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART 2050 Fund

Expense Cap
Class I shares	0.02%
Class R5 shares	0.12%
Service Class shares	0.22%
Administrative Class shares	0.32%
Class A shares	0.57%
Class R4 shares	0.47%
Class R3 shares	0.72%

MassMutual RetireSMART 2055 Fund

Expense Cap
Class I shares	0.00%
Class R5 shares	0.10%
Service Class shares	0.20%
Administrative Class shares	0.30%
Class A shares	0.55%
Class R4 shares	0.45%
Class R3 shares	0.70%

IN WITNESS WHEREOF, the Trust and the Manager have caused this Agreement to be executed on the 1st day of April, 2015.

MML INVESTMENT ADVISERS, LLC

By:
Eric Wietsma, President

MASSMUTUAL SELECT FUNDS on behalf of each of the Funds

By:
Nicholas Palmerino, CFO and Treasurer